UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2022
Date of Report: (Date of earliest event reported)
Cyanotech Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740
(Address of principal executive offices)

(808) 326-1353
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	CYAN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 14, 2022, Cyanotech Corporation (the “Company”) entered into a First Amendment (the “Amendment”) to the Amended and Restated Promissory Note with Skywords Family Foundation, Inc. (“Skywords”), dated as of April 12, 2021 (the “Note”). The Amendment increases the revolving amount that the Company may borrow from time to time under the Note from $500,000 to $1,000,000 and extends the maturity date to April 12, 2025. All other terms of the Note remain the same. As of the date of the Amendment, the outstanding principal balance on the Note was $1,000,000. Skywords is controlled by Michael Davis, the Company’s Chairman of the Board of Directors and largest stockholder.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Name and/or Identification of Exhibit
10.1	First Amendment to Amended and Restated Promissory Note, dated December14, 2022, by and between Skywords Family Foundation, Inc. and Cyanotech Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: December 19, 2022	/s/ Felicia Ladin
	By:	Felicia Ladin
Chief Financial Officer, Vice President – Finance & Administration, and Treasurer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Name and/or Identification of Exhibit
10.1	First Amendment to Amended and Restated Promissory Note, dated December 14, 2022, by and between Skywords Family Foundation, Inc. and Cyanotech Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)